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                                                                   EXHIBIT 10.14



First Amendment to Carrier Agreement dated March 2, 1996 between Registrant and MCI Telecommunications Corporation.*
































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     *  Confidential treatment has been requested.  The copy filed as an exhibit omits information subject to the confidentiality request.